                                                                   Exhibit 10.52

                               INDEMNITY AGREEMENT


         This INDEMNITY AGREEMENT (the "Agreement"), dated as of _____, 1999, by and between 7TH LEVEL, INC., a Delaware corporation ("7th Level"), MICHAEL A. WEBSTER, ROBERT E. WEBSTER and ROBERT C. MOORE, JR., (a/k/a Robert Moore) (each an "Indemnitee" and collectively, the "Indemnitees"). Any capitalized term which is not defined in this Agreement shall have the meaning given such term in the Merger Agreement (as defined below).

         WHEREAS, pursuant to an agreement and plan of merger, dated as of the date hereof (the "Merger Agreement"), by and among 7th Level, 7th Level Merger Corporation ("Merger Corporation") and ViaGrafix Corporation, an Oklahoma corporation ("ViaGrafix"), Merger Corporation shall be merged with and into ViaGrafix (the "Merger") and the stockholders of ViaGrafix prior to the Merger will receive 7th Level Common Stock;

         WHEREAS, as an integral part of the Merger Agreement, 7th Level has agreed to indemnify and hold harmless the Indemnitees from and against all Losses (as defined herein), arising from the action entitled GORDON V. VIAGRAFIX, ET AL (the "Suit"); and

         WHEREAS, it is a condition precedent to the Merger that the parties hereto enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements set forth herein, as well as other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. INDEMNITY. 7th Level agrees to indemnify and hold harmless each Indemnitee from and against any and all judgments, debts, losses, claims, liabilities, damages, penalties, interest, obligations, demands and expenses, including attorney's fees and expenses and amounts paid in settlement ("Losses") arising from the Suit.

2. CERTAIN REPRESENTATIONS OF THE INDEMNITEES. Each Indemnitee represents and warrants to 7th Level that the prospectus dated March 4, 1998 of ViaGrafix, at the time it became effective under the Securities Act of 1933, as amended, and each other document which the plaintiffs allege forms the factual basis for the Suit, did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. COOPERATION. Each Indemnitee shall provide such assistance to 7th Level as 7th Level may reasonably request in connection with the defense of the Suit.

4. MISCELLANEOUS.

         (a) ENTIRE AGREEMENT. This Agreement, together with Sections 6.11 and
6.15 of the Merger Agreement, constitutes the entire Agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         (b) AMENDMENTS, WAIVERS ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except upon the execution and delivery of a written Agreement executed by the parties hereto.

         (c) NOTICES. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (a) on the date of service if personally served, (b) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid, (c) on the next day after sending, if sent by overnight service, or (d) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                           If to 7th Level:

                                    7th Level, Inc.
                                    925 Westchester Avenue
                                    White Plains, NY 10604
                                    Attention: Chief Executive Officer
                                    Telephone:  (914) 682-4300
                                    Fax: (914) 682-4440

                           If to any Indemnitee, at his address set forth on the
signature page hereto.

         (d) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         (e) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         (f) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         (g) NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

         (h) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

         (i) JURISDICTION AND FORUM. Each party hereto irrevocably submits to the exclusive jurisdiction of the courts in the State of Oklahoma or any federal court sitting in the State of Oklahoma in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein). Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

         (j) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning of interpretation of this Agreement.

         (k) COUNTERPARTS. This Agreement may be executed in two or more counterparts and each of which shall be deemed to be an original and all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the day and year first above written.

                                 7TH LEVEL, INC.


                                  By:
                                     ------------------------------
                                           Name:
                                           Title:


                                  ---------------------------------
                                  MICHAEL A. WEBSTER
                                  Address:
                                          -------------------------

                                          -------------------------

                                          -------------------------


                                  ---------------------------------
                                  ROBERT E. WEBSTER
                                  Address:
                                          -------------------------

                                          -------------------------

                                          -------------------------




                                  ---------------------------------
                                  ROBERT C. MOORE, JR.
                                  Address:
                                          -------------------------

                                          -------------------------

                                          -------------------------